UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2026

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1990 E. Grand Avenue El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (the “Form 8-K/A”) amends the Current Report on Form 8-K filed by Faraday Future Intelligent Electric Inc. (the “Company”) with the U.S. Securities and Exchange Commission on August 21, 2026 (the “Original Form 8-K”). The Form 8-K/A is being filed solely to (i) correct certain clerical errors contained in Exhibit 4.1 filed with the Original Form 8-K; and (ii) furnish a press release the Company released on August 24, 2026, in connection with the event disclosed under the Original Form 8-K. No other changes are made to the Original Form 8-K, and this Form 8-K/A does not otherwise update the disclosures contained in the Original Form 8-K.

Item 7.01 Regulation FD Disclosure

On August 24, 2026, the Company issued a press release with respect to the effect of the amendment agreement set forth in under Item 1.01 of the Original Form 8-K. A copy of such press release is furnished hereto as Exhibit 99.1, and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Amended and Restated Unsecured Note.
99.1	Press Release, dated as of August 24, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: August 24, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

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